Exhibit 99.1

United States Commodity Index Funds Trust
United States Commodity Index Fund
Monthly Account Statement
For the Month Ended March 31, 2020

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Futures	$(32,647,087)
Realized Trading Gain (Loss) on Short-Term Investments	17,668
Unrealized Gain (Loss) on Market Value of Futures	8,526,864
Dividend Income	5,895
Interest Income	170,260
ETF Transaction Fees	1,400
Total Income (Loss)	$(23,925,000)

Expenses
Management Fees	$90,707
Professional Fees	25,952
Brokerage Commissions	27,410
Non-interested Directors' Fees and Expenses	1,780
Prepaid Insurance Expense	6,957
Total Expenses	$152,806
Net Income (Loss)	$(24,077,806)

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 3/1/20	$152,520,237
Withdrawals (300,000 Shares)	(8,273,464)
Net Income (Loss)	(24,077,806)

Net Asset Value End of Month	$120,168,967
Net Asset Value Per Share (4,600,000 Shares)	$26.12

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended March 31, 2020 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC
1850 Mt. Diablo Boulevard, Suite 640
Walnut Creek, CA 94596

United States Commodity Index Funds Trust
United States Copper Index Fund
Monthly Account Statement
For the Month Ended March 31, 2020

Statement of Income (Loss)
Income
Unrealized Gain (Loss) on Market Value of Futures	$(1,170,000)
Dividend Income	898
Interest Income	10,113
Total Income (Loss)	$(1,158,989)

Expenses
Management Fees	$4,896
Professional Fees	2,123
Non-interested Directors' Fees and Expenses	118
Prepaid Insurance Expense	87
Total Expenses	7,224
Expense Waiver	(1,199)
Net Expenses	$6,025
Net Income (Loss)	$(1,165,014)

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 3/1/20	$9,538,219
Net Income (Loss)	(1,165,014)

Net Asset Value End of Month	$8,373,205
Net Asset Value Per Share (600,000 Shares)	$13.96

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended March 31, 2020 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC
1850 Mt. Diablo Boulevard, Suite 640
Walnut Creek, CA 94596

United States Commodity Index Funds Trust
Monthly Account Statement
For the Month Ended March 31, 2020

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Futures	$(32,647,087)
Realized Trading Gain (Loss) on Short-Term Investments	17,668
Unrealized Gain (Loss) on Market Value of Futures	7,356,864
Dividend Income	6,793
Interest Income	180,373
ETF Transaction Fees	1,400
Total Income (Loss)	$(25,083,989)

Expenses
Management Fees	$95,603
Professional Fees	28,075
Brokerage Commissions	27,410
Non-interested Directors' Fees and Expenses	1,898
Prepaid Insurance Expense	7,044
Total Expenses	160,030
Expense Waiver	(1,199)
Net Expenses	$158,831
Net Income (Loss)	$(25,242,820)

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 3/1/20	$162,058,456
Withdrawals (300,000 Shares)	(8,273,464)
Net Income (Loss)	(25,242,820)

Net Asset Value End of Month	$128,542,172

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended March 31, 2020 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC
1850 Mt. Diablo Boulevard, Suite 640
Walnut Creek, CA 94596